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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)               December 15, 1998

                      SOUTHPOINT STRUCTURED ASSETS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

                333-09883                               51-6503749
         (Commission File Number)           (I.R.S. Employer Identification No.)

50 North Front Street, Memphis, Tennessee                 38103
(Address of Principal Executive Offices)                (Zip Code)


                                (901) 524-4100
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

              None.

Item 7.       Financial Statements and Exhibits
              (c)  Exhibits

Exhibit No.   Document Description

99.1          Report to Certificateholders dated as of December 15, 1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHPOINT STRUCTURED ASSETS, INC.


                                         By:_________________________________
                                                    C. David Ramsey
                                                        President

Dated: December 29, 1998